Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2011 RESULTS

— — —

REPORTS INCOME BEFORE TAXES OF $222 MILLION ON $368 MILLION IN NET REVENUES, GAAP EARNINGS PER SHARE OF $0.38 AND, ON A NON-GAAP BASIS, INCOME BEFORE TAXES OF $241 MILLION ON $387 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $0.41.

DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 21, 2011 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported diluted earnings per share of $0.38 for the quarter ended March 31, 2011, compared to diluted earnings per share of $0.09 for the same period in 2010.  Reported results reflect the GAAP convention that shifts currency hedging results from reportable earnings to Other Comprehensive Income, which is reported in the Statement of Financial Condition. The Company considers this item to be material to the operating results. Including the effects of currency translation, the Company estimates, on a non-GAAP basis, diluted earnings per share of $0.41 for the quarter ended March 31, 2011 ($0.06 for the same period in 2010).

Net revenues were $368 million and income before income taxes was $222 million for this quarter, compared to net revenues of $211 million and income before income taxes of $65 million for the same period in 2010. Adjusted for the currency reporting convention described above, on a non-GAAP basis, first quarter 2011 net revenues were $387 million ($190 million for the same period in 2010) and first quarter 2011 income before income taxes was $241 million ($44 million for the same period in 2010).

The Interactive Brokers Group, Inc. Board of Directors today declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on June 14, 2011 to shareholders of record as of May 27, 2011.

Business Highlights

•                  60% pretax profit margin for this quarter (62% on a non-GAAP basis).

•                  67% Market Making pretax profit margin for this quarter (69% on a non-GAAP basis).

•                  55% Electronic Brokerage pretax margin for this quarter.

•                  Customer equity increased 49% from the year-ago quarter to $24.8 billion and customer accounts increased 20%.

•                  Cleared DARTs increased 18% from the year-ago quarter to 387,000.

•                  Market Making pretax income increased from $6 million to $135 million from the year-ago quarter (increased from $16 million loss to $153 million income on a non-GAAP basis).

“The spectacular growth of our brokerage business has continued unabated in the first quarter of 2011,  proving that when you offer more value at lower cost people do notice,” said Thomas Peterffy, our CEO.  “As analysts correctly estimated, the weak dollar contributed approximately $54 million, or 24%, of our pretax earnings on a GAAP basis.  Today we are announcing our intention to pay a regular quarterly dividend of 10 cents per share.”

Segment Overview

Electronic Brokerage

Electronic Brokerage segment income before income taxes grew 40% in the quarter ended March 31, 2011 compared to the same period in 2010.  Commissions and execution fees grew by 19% and net interest income increased 89% from the same quarter last year.  Customer accounts grew 20% to 168,000 and customer equity grew 49% to $24.8 billion.  Pretax profit margin increased from 51% to 55% for the quarter ended March 31, 2011 from the same period in 2010.  Total DARTs(1) for cleared and execution-only customers increased 16%, to 423,000 from the year-ago quarter.  Cleared DARTs were 387,000 in this quarter, 18% higher than the same period last year.

Market Making

Market Making segment income before income taxes increased from $6 to $135 million (from -$16 to $153 million on a non-GAAP basis) for the quarter ended March 31, 2011 from the same period in 2010.  Pretax profit margin expanded to 67% (69% on a non-GAAP basis) in this quarter from 7% (-25% on a non-GAAP basis) in the quarter ended March 31, 2010.  The environment for market makers improved this quarter with wider spreads and higher actual to implied volatility ratios.  Our currency hedging program contributed to our profits as the U.S. dollar value of the global basket of currencies in which we hold our equity increased by approximately 1.7% in this quarter.  Market Making options contract volume decreased by 5% and futures volume increased by 12% from the year-ago quarter.

Effects of Non-GAAP Measures

Non-GAAP measures are used to isolate items that the Company’s management views as non-operating in nature or as material to operating results but not otherwise reported therein. Presentation of non-GAAP measures is intended to give a clearer presentation of operating results. Given the material impact on our reported financial results, the following non-GAAP measure is presented for the current period:

In connection with our currency hedging strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity. Pursuant to GAAP convention, a portion of our currency translation gains and losses is reported as Other Comprehensive Income in the Statement of Financial Condition. This income is, in effect, shifted from the reported earnings to the Statement of Financial Condition. The purpose of this non-GAAP measure is to report all currency translation gains and losses as if they were included in the Statement of Income. This analysis contains certain assumptions about tax rates and should, therefore, be considered an estimate.

Management believes that it is appropriate to include this item in the Statement of Income in order to achieve a proper representation of the Company’s financial performance. Please see the tables on pages 9-10 for the reconciliation of our GAAP to Non-GAAP results.

(1)         Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:

Interactive Brokers Group will hold a conference call with investors today, April 21, 2011, at 11:00 a.m. ET to discuss its first quarter 2011 results. Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 90 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company’s financial results may be found in the company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:

(in 000’s, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2006	66,043		51,238		12,828		130,109		518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905

1Q2010	19,613		30,967		4,760		55,340		907
1Q2011	14,488	-26%	38,023	23%	4,458	-6%	56,969	3%	919

CONTRACT AND SHARE VOLUMES:

(in 000’s, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	563,623		62,419		34,493,410
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%

1Q2010	159,802		21,716		19,906,810
1Q2011	168,164	5%	24,138	11%	22,028,447	11%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	371,929		14,818		21,180,377
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%

1Q2010 **	103,056		3,072		5,014,107
1Q2011 **	97,595	-5%	3,428	12%	2,633,325	-47%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	191,694		47,601		13,313,033
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%

1Q2010	56,746		18,644		14,892,703
1Q2011	70,569	24%	20,710	11%	19,395,122	30%

* Includes options on futures

** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES OPERATING DATA, CONTINUED

BROKERAGE CLEARED

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	32,384		45,351		12,492,870
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%

1Q2010	23,309		18,315		14,046,381
1Q2011	33,762	45%	20,332	11%	18,722,839	33%

* Includes options on futures

BROKERAGE STATISTICS

(in 000's, except % and where noted)

	1Q2011	1Q2010	% Change
Total Accounts	168	140	20%
Customer Equity (in billions) *	$24.8	$16.7	49%

Cleared DARTs	387	328	18%
Total Customer DARTs	423	364	16%

(in $’s, except DART per account)
Commission per DART	$4.38	$4.40	0%
DART per Avg. Account (Annualized)	597	604	-1%
Net Revenue per Avg. Account (Annualized)	$3,891	$3,583	9%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(UNAUDITED)

		Three Months
		Ended March 31,
		2011	2010
		(in millions)

Market Making	Net revenues	$202.3	$82.8
	Non-interest expenses	67.7	77.3

	Income before income taxes	$134.6	$5.5

	Pre-tax profit margin	67%	7%

Electronic Brokerage	Net revenues	$163.7	$127.2
	Non-interest expenses	73.6	62.8

	Income before income taxes	$90.1	$64.4

	Pre-tax profit margin	55%	51%

Corporate*	Net revenues	$1.9	$0.6
	Non-interest expenses	4.6	5.6

	Income before income taxes	$(2.7)	$(5.0)

Total	Net revenues	$367.9	$210.6
	Non-interest expenses	145.9	145.7

	Income before income taxes	$222.0	$64.9

	Pre-tax profit margin	60%	31%

*  Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months
	Ended March 31,
	2011	2010
	(in millions except share and per share data)

Revenues:
Trading gains	$200.3	$80.6
Commissions and execution fees	109.2	91.7
Interest income	58.7	36.6
Other income	17.4	16.8

Total revenues	385.6	225.7

Interest expense	17.7	15.1

Total net revenues	367.9	210.6

Non-interest expenses:
Execution and clearing	66.2	69.7
Employee compensation and benefits	52.4	50.5
Occupancy, depreciation and amortization	9.2	9.2
Communications	5.5	5.4
General and administrative	12.6	10.9

Total non-interest expenses	145.9	145.7

Income before income taxes	222.0	64.9

Income tax expense	18.7	5.2

Net income	203.3	59.7

Net income attributable to non-controlling interests	187.0	55.8

Net income available for common shareholders	$16.3	$3.9

Earnings per share:
Basic	$0.38	$0.09
Diluted	$0.38	$0.09

Weighted average common shares outstanding:
Basic	42,231,651	41,216,879
Diluted	42,791,822	41,966,053

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2011	December 31, 2010
	(in millions)
Assets
Cash and cash equivalents	$1,176.2	$1,354.2
Cash and securities - segregated for regulatory purposes	8,256.7	7,888.1
Securities purchased under agreements to resell	325.0	336.3
Securities borrowed	3,326.3	3,292.3
Trading assets, at fair value	6,419.0	7,422.4
Receivables from customers, net of allowance	9,285.1	6,973.0
Receivables from brokers, dealers and clearing organizations	739.7	732.9
Other assets	526.6	499.6

Total assets	$30,054.6	$28,498.8

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$5,333.9	$6,125.2
Securities loaned	1,518.3	1,659.6
Short-term borrowings	171.4	187.4
Other payables:
Customers	17,408.8	15,060.5
Brokers, dealers and clearing organizations	278.7	248.7
Other payables	701.8	702.3
	18,389.3	16,011.5

Senior notes payable and senior secured credit facility	200.9	294.6

Equity
Stockholders’ equity	505.3	487.8
Non-controlling interests	3,935.5	3,732.7
Total equity	4,440.8	4,220.5

Total liabilities and equity	$30,054.6	$28,498.8

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION

(UNAUDITED)

	1Q2011			1Q2010
	(In thousands, except shares or per share amounts)
	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

Net Revenues:
As reported	$367,887			$210,570
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income (a)		$18,622			$(20,955)
	$367,887	$18,622	$386,509	$210,570	$(20,955)	$189,615

Income Before Income Taxes:
As reported	$221,971			$64,913
Non-GAAP Adjustments for non-operating activities -

Other Comprehensive Income (a)		$18,622			$(20,955)
	$221,971	$18,622	$240,593	$64,913	$(20,955)	$43,958

Pre-tax profit margin	60%		62%	31%		23%

Income Tax Expense
As reported	$18,731			$5,226
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income (a)		$4,606			$(3,989)
	$18,731	$4,606	$23,337	$5,226	$(3,989)	$1,237

Net Income (loss) attributable to common stockholders
As reported	$16,251			$3,891
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income (a)		$1,303			$(1,434)
	$16,251	$1,303	$17,554	$3,891	$(1,434)	$2,457

Earnings per Share:
Basic	$0.38	$0.04	$0.42	$0.09	$(0.03)	$0.06
Diluted	$0.38	$0.03	$0.41	$0.09	$(0.03)	$0.06

Weighted Average Shares:
Basic	42,231,651		42,231,651	41,216,879		41,216,879
Diluted	42,791,822		42,791,822	41,966,053		41,966,053

(a)          Reporting the effect of currency rate changes on the Company’s financial statements directly through equity as a component of Other Comprehensive Income is a U.S. GAAP reporting convention.  Management measures the Company’s performance by including such currency effects in trading gains, a component of net revenues, and in income, net of the effective tax rates paid by foreign subsidiaries and net of U.S. Corporate Taxes on the Company’s share of such income.  The combined effective tax rate for foreign subsidiaries was 23.5% and 17.2% for the quarter ended March 31, 2011and 2010, respectively.  The Company’s effective U.S. Corporate Tax Rate was 36.8%.

INTERACTIVE BROKERS GROUP, INC. MARKET MAKING SEGMENT

GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION

(UNAUDITED)

	1Q2011			1Q2010
	(In thousands)
	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

Net Revenues:
As reported	$202,338			$82,781
Non-GAAP Adjustments for non-operating activities -
Other Comprehensive Income (a)		$18,622			$(20,955)
	$202,338	$18,622	$220,960	$82,781	$(20,955)	$61,826

Income Before Income Taxes:
As reported	$134,666			$5,456
Non-GAAP Adjustments for non-operating activities -

Other Comprehensive Income (a)		$18,622			$(20,955)
	$134,666	$18,622	$153,288	$5,456	$(20,955)	$(15,499)

Pre-tax profit margin	67%		69%	7%		-25%

(a)  Reporting the effect of currency rate changes on the Company’s financial statements directly through equity as a component of Other Comprehensive Income is a U.S. GAAP reporting convention.  Management measures the Market Making segment’s performance by including such currency effects in trading gains, a component of net revenues, and in income before taxes.